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                                                                    Exhibit 99.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended December 31, 2002 (the "Report") by Cabot Corporation ("Registrant"), each of the undersigned hereby certifies that:

1.       The Report fully complies with the requirements of section 13 (a) or 15
         (d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

                                            /s/ Kennett F. Burnes
                                            ------------------------------------
                                            Kennett F. Burnes
                                            Chairman and Chief Executive Officer
                                            February 14, 2003

                                            /s/ John A. Shaw
                                            ------------------------------------
                                            John A. Shaw
                                            Executive Vice President and
                                            Chief Financial Officer
                                            February 14, 2003